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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 22, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

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
          MINNESOTA                                               41-1595629
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Ernst & Young LLP ("Ernst & Young") has served as the independent registered public accounting firm of ATS Medical, Inc. (the "Company") since the Company's inception. The Audit Committee of the Company recently requested management of the Company to solicit bids for audit services for fiscal years 2006 through 2008 from several independent registered public accounting firms. The request resulted from the Audit Committee's concerns about the increasing costs of such services. Based on the bids submitted, on August 22, 2006, the Audit Committee dismissed Ernst & Young as the Company's independent registered public accounting firm and appointed Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

The reports of Ernst & Young on the financial statements of the Company for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to disclose that the 2005 consolidated financial statements had been restated.

In connection with its audits for each of the two most recent fiscal years and through August 22, 2006, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) between Ernst & Young and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the financial statements for such years.

During the two most recent fiscal years and through August 22, 2006, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)), except for the following:

     - The audit report of Ernst & Young on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 indicated that the Company did not maintain effective internal controls over financial reporting as of December 31, 2004 because of a material weakness in ATS Medical's internal controls related to ineffective application of inventory verification procedures, including cycle count procedures. This material weakness and the steps to be taken to remediate this weakness are described in
          Item 9A of the Company's Form 10-K for the fiscal year ended December 31, 2004 which is incorporated herein by reference.

     - On June 13, 2006, the Company's management and Audit Committee concluded that the Company's previously filed financial statements for the year ended December 31, 2005 and the quarter ended March 31, 2006 should no longer be relied upon and should be restated to reflect separate accounting for embedded derivatives within the Company's 6% Convertible Senior Notes due 2025 (the "Notes"). In addition management concluded that the failure to correctly apply FASB Statement No. 133 and its related interpretations and rules with respect to the embedded derivative accounting treatment of the Notes constituted a material weakness in the Company's internal control over financial reporting. The restatement is described in Item 4.02 of a Current Report on Form 8-K filed by the Company on June 19, 2006 which is incorporated herein by reference. On July 17, 2006 the Company filed an amendment to its Form 10-K for the year ended December 31, 2005 (the "Amendment"). Ernst & Young's audit report on the effectiveness of internal control over financial reporting included in that amended Form 10-K concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2005. Item 9A in the Amendment describes the foregoing weakness and the steps proposed to remediate this weakness and is incorporated herein by reference.

The Audit Committee discussed each of the foregoing reportable events with Ernst & Young. The Audit Committee has authorized Ernst & Young to respond fully to any inquiries from Grant Thornton LLP concerning the foregoing reportable events.

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In response to the Company's request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated August 22, 2006, is attached as Exhibit 16 to this Form 8-K.

(b) On August 22, 2006, the Audit Committee approved the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. The Company has had no occasions in the past two years and through August 22, 2006 upon which it has consulted with Grant Thornton on any matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

     16 Letter dated August 22, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ Michael D. Dale
                                            ------------------------------------
                                            Michael D. Dale
                                            Chief Executive Officer

Date: August 25, 2006

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                                  EXHIBIT INDEX

16 Letter dated August 22, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.